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                              SHARE EXCHANGE AGREEMENT


     This SHARE EXCHANGE AGREEMENT (this "Agreement") is entered into as of March 29, 1999 by and between AMERIGON INCORPORATED, a California corporation, whose address is 5462 Irwindale Avenue, Irwindale, California 91706 (hereafter referred to as "Company") and Lon E. Bell, an officer of Company, whose address is 1819 North Grand Oaks, Altadena, California 91001 (hereafter referred to as "Bell").


                                       RECITALS

     WHEREAS, Company has caused AEVT Incorporated ("Subsidiary"), a California corporation, to be created, with the Company as the sole initial shareholder of Subsidiary;


     WHEREAS, as partial consideration for the issuance of Subsidiary's shares to Company, Company has contributed substantially all of its assets relating to the manufacture and sale of electric vehicles to Subsidiary;


     WHEREAS, subsequent to the incorporation of Subsidiary, Company transferred to Bell 150 shares of common stock of Subsidiary, representing 15% of Subsidiary's outstanding common stock, and Company now holds 85% of Subsidiary's outstanding common stock; and


     WHEREAS, Company desires to redeem and cancel all shares of Company's Class B Common Stock held or controlled by Bell or his affiliates or related persons (the "Class B Shares"); and


     WHEREAS, subject to obtaining approval of holders of a majority of the disinterested shares of Company, Company is willing to exchange all of the shares of Subsidiary's outstanding common stock owned by Company for the Class B Shares.


     NOW, THEREFORE, in consideration of the premises set forth above, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:


                                     AGREEMENT

                                      ARTICLE I
                                   SHARE TRANSFER

SECTION 1.1    SHARE TRANSFER.

               (a) Company hereby agrees, upon satisfaction of the Closing Conditions (as defined herein), to transfer to Bell 850 shares of common stock of Subsidiary (the "Subsidiary Shares"), representing all of the shares of common stock of Subsidiary owned by Company, and Bell hereby agrees, upon the satisfaction of the Closing Conditions, to simultaneously deliver all outstanding Class B Shares to Company for cancellation (such transaction is collectively referred to herein as the "Exchange"). The "Closing Conditions" are (i) the approval of the Exchange by a majority of the disinterested shares voting thereon at a duly called meeting of the shareholders

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of Company, (ii) the closing of the transactions contemplated by the
Securities Purchase Agreement, dated as of March 29, 1999, among Company and each of the "Investors" named therein, and (iii) Company having the legal capacity to effect a repurchase of the Class B Shares in accordance with the California General Corporation Law.

               (b) The Exchange will occur at the offices of Company or its counsel immediately after the condition set forth in Section 1.1(a)(ii) is satisfied, if all Closing Conditions are then satisfied, or at such other place and time as Company and Bell may agree to.

SECTION 1.2    SHARE PURCHASE.

               (a) If the condition set forth in Section 1.1(a)(i) is not met but the other Closing Conditions are met, then:

                    (1) Bell will sell all outstanding Class B Shares to Company for a price per share equal to 5% of the average of the closing price of Company's Class A Common Shares at the close of trading on each of the ten immediately preceding days during which Company's Class A Common Shares were traded on the NASDAQ Stock Exchange (such transaction is collectively referred to herein as the "Purchase"); and

                    (2)   Company will grant to Bell the following rights:

                         (i) the right to appoint a majority of the members of Subsidiary's Board of Directors;

                         (ii) if Company proposes to transfer all or any part of
               its Subsidiary Shares (or is required by operation of law or other involuntary transfer to do so), the right to purchase such Subsidiary Shares in accordance with the following provisions:

                              (A)  Company will deliver a written notice
                    ("Option Notice") to Bell stating (w) Company's bona fide intention to transfer such Subsidiary Shares, (x) the number of Subsidiary Shares to be transferred, (y) the purchase price and terms of payment for which Company proposes to transfer such Subsidiary Shares, and (iv) the name and address of the proposed purchaser, and

                              (B) within 30 days after receipt of the Option Notice, Bell will have the right to elect to purchase all or any part of the Subsidiary Shares upon the price and terms of payment designated in the Option Notice (or, if the consideration proposed to be paid is not cash, for cash in an amount equal to the fair market value of the non-cash consideration proposed to be paid) by delivering written notice of his exercise of such right within such 30-day period, and the closing of such purchase will occur within 90 days after receipt of such notice and Company and Bell will execute such documents and instruments and make such deliveries as may be reasonably required to consummate such purchase; and

                    (iii) if an Option Notice is provided by Company, the right to participate in the proposed sale of Subsidiary Shares on the same terms and conditions, and for the same consideration per Subsidiary Share, as Company, by giving written

                                       2

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          notice to Company within 10 days after delivery of the Option Notice;
          PROVIDED that Bell must, and will then be obligated to, sell the same pro-rata number of his Subsidiary Shares as Company is selling of its Subsidiary Shares.

               (b) The Purchase will occur at the offices of Company or its counsel immediately after the conditions set forth in Sections 1.1(a)(ii), 1.1(a)(iii), and 1.2(a)(1) are satisfied, if at all.

                                      ARTICLE II
                           REPRESENTATIONS AND WARRANTIES

SECTION 2.1    REPRESENTATIONS AND WARRANTIES OF COMPANY.

               (a) Company hereby represents and warrants that that it has sole and marketable title to the Subsidiary Shares, and that such Subsidiary Shares, when transferred to Bell will be free and clear of all liens, claims and encumbrances.

               (b) The Company has the corporate power and authority to execute this Agreement and to consummate the Exchange and the Purchase in accordance with the terms of this Agreement, and the execution and delivery of this Agreement has been duly authorized by the Board of Directors of Company and is a legally valid and binding obligation of Company.

SECTION 2.2    REPRESENTATIONS AND WARRANTIES OF BELL.

               (a) Bell hereby represents and warrants that that he has sole and marketable title to the Class B Shares, and that such Class B Shares, when transferred to Company, will be free and clear of all liens, claims and encumbrances.

               (b) Bell hereby represents and warrants that he has the right, power and authority to execute this Agreement and to consummate the Exchange and the Purchase, and this Agreement is a legally valid and binding obligation of Bell.

                                    ARTICLE III
                                   MISCELLANEOUS

SECTION 3.1    GOVERNING LAW.

     THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, AND OF THE UNITED STATES.

SECTION 3.2    AMENDMENTS.

     No amendment, modification, termination or waiver of any provision of this Agreement, shall be effective unless the same shall be in writing and signed by an authorized officer of

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Company (other than Bell) and Bell.  Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

SECTION 3.3    SEVERABILITY.

     In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

SECTION 3.4    COUNTERPARTS.

     This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

SECTION 3.5    INTEGRATION.

     This Agreement, together with any exhibits and schedules hereto, constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes all prior agreements and understandings of the parties in connection therewith.

SECTION 3.6    FURTHER ASSURANCES.

     Each party hereto agrees to execute, acknowledge and deliver any and all further instruments, and to do any and all further acts, as may be necessary or appropriate to carry out the intent and purpose of this Agreement.


                    [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

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          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.





                          AMERIGON INCORPORATED

                          By: /s/ Richard A. Weisbart
                              ------------------------
                          Name:    Richard A. Weisbart
                          Title:   President





                                /s/ LON E. BELL
                          ------------------------------
                                             LON E. BELL